EXHIBIT 99.1

News Release

New Energy Enters into Second Technology Development Agreement with NREL to Advance SolarWindow™ Towards Commercialization

Columbia, MD – March 06, 2013 – New Energy Technologies, Inc. (OTCQB: NENE) today announced that the Company has entered into Phase 2 of its Cooperative Research and Development Agreement (CRADA) with the U.S. Department of Energy’s National Renewable Energy Laboratory (NREL) to advance the development of its SolarWindow™ technology, capable of generating electricity on glass.

Jointly, the Company and NREL plan to advance New Energy’s electricity-generating device by enhancing performance, processing, and lifetime.  Under the terms of the agreement, researchers will additionally work towards optimizing the deposition of various coatings on flexible surfaces; these layers allow for electricity to be generated on surfaces such as see-through and tinted plastics.

“This second phase of the CRADA emphasizes the Company’s active commitment to develop the SolarWindow™ see-through electricity-generating coatings into commercially valuable building integrated products, with the assistance of world-class research teams at NREL,” explained Mr. J. Patrick Thompson, Vice President, Business and Technology Development for New Energy Technologies, Inc.  “Naturally, we’re pleased to continue our ongoing research and development relationship with NREL in Golden, Colorado. NREL is one of the world’s most respected and advanced solar-photovoltaic research institutions.”

Under terms of the agreement, the Company’s Principal Scientist, Dr. Scott Hammond and NREL research scientists will make use of intellectual property brought into and developed under the CRADA in order to work towards specific product development goals.  Future development plans include efforts to:

•	Further improve SolarWindow™ efficiency and transparency;
•	Optimize electrical power (current and voltage) output;
•	Optimize the application of the active layer coatings which make it possible for SolarWindow™ to generate electricity on glass surfaces;
•	Develop improved electricity-generating coatings by enhancing performance, processing, reliability, and durability;
•	Optimize SolarWindow™ performance on flexible substrates; and
•	Develop high speed and large area roll-to-roll (R2R) and sheet-to-sheet (S2S) coating methods required for commercial-scale BIPV and windows.

“Company and NREL scientists jointly developed this CRADA to maintain focus on SolarWindow™ power production, large area and high speed coating equipment and methods, improving reliability and performance, and commercialization,” explained Mr. John A. Conklin, President & CEO of New Energy Technologies, Inc. “As we work towards commercialization, the market potential of deploying a readily-available and affordable see-through glass window capable of generating electricity continues to aggressively drive our product development efforts.”

The commercial opportunity to install see-through, electricity-generating glass windows in commercial buildings, tall towers, and skyscrapers, is significant. There are nearly five million commercial buildings in the United States, and an increasing demand for ‘green’ buildings. Driven by rising energy costs, increasing electricity consumption, government initiatives, and heightened consumer awareness, the demand for green construction and sustainable materials continues to rise.

Currently under development for eventual commercial deployment in commercial buildings and homes in America, SolarWindow™ technology is the subject of twelve patent filings and is the world’s first-of-its-kind see-through technology capable of generating electricity on glass windows.

About New Energy Technologies, Inc.
New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•
 MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of 45 US and International patent applications.  An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

•
 SolarWindow™ technologies which enable see-through windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings – the subject of 12 patent applications.  These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation.  Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start-up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit:

www.newenergytechnologiesinc.com.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.